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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 11, 2002, included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 333-2868, 333-41495, 333-86495, 333-43954 and 333-65566.



                                                   /s/ ARTHUR ANDERSEN LLP
                                                   ---------------------------


Phoenix, Arizona
March 26, 2002



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